                                                                     EXHIBIT 4.6

                           YORKSHIRE CAPITAL TRUST I

                              AMENDED AND RESTATED

                                TRUST AGREEMENT

                                     among

                       AEP RESOURCES, INC., as Depositor,

                YORKSHIRE POWER GROUP LIMITED, AS CONTROL PARTY,

                   THE BANK OF NEW YORK, AS PROPERTY TRUSTEE,

             THE BANK OF NEW YORK (DELAWARE), as Delaware Trustee,

                                      and

  JEFFREY D. CROSS, STEPHAN T. HAYNES, BRIAN P. JACKSON AND TERESA S. MADDEN,

                           AS ADMINISTRATIVE TRUSTEES

                          Dated as of May ___ 1, 1998

                           YORKSHIRE CAPITAL TRUST I

             Certain Sections of this Trust Agreement relating to Sections 310 through 318(a) of the Trust Indenture Act of 1939:

  Trust Indenture Act Section                                        Trust Agreement Section
Section 310(a)(1)..................................................................9.07
        (a)(2).....................................................................9.07
        (a)(3).....................................................................9.09
        (a)(4)..................................................................2.07(b)
        (b)........................................................................9.08
Section 311(a).....................................................................9.13
        (b)........................................................................9.13
Section 312(a).....................................................................5.07
        (b)........................................................................5.07
        (c)........................................................................5.07
Section 313(a)..................................................................9.14(a)
        (a)(4)..................................................................9.14(b)
        (b).....................................................................9.14(b)
        (c).....................................................................9.14(c)
        (d).....................................................................9.14(c)
Section 314(a).....................................................................9.15
        (b)..............................................................Not Applicable
        (c)(1)...............................................................9.15, 9.16
        (c)(2).....................................................................9.16
        (c)(3).....................................................................9.16
        (d)..............................................................Not Applicable
        (e)........................................................................9.16
Section 315(a).........................................................9.01(a), 9.03(i)
        (b)...............................................................9.02, 9.14(b)
        (c).....................................................................9.01(a)
        (d)..................................................................9.01, 9.03
        (e)..............................................................Not Applicable
Section 316(a)...........................................................Not Applicable
        (a)(1)(A)..................................................................9.19
        (a)(1)(B)..................................................................9.19
        (a)(2)...........................................................Not Applicable
        (b)..............................................................Not Applicable
        (c)..............................................................Not Applicable
Section 317(a)(1)........................................................Not Applicable
        (a)(2)...........................................................Not Applicable
        (b)........................................................................5.09
Section 318(a)....................................................................11.10

-------------------------------

Note: This Cross-Reference Table does not constitute part of the Trust Agreement and shall not affect the interpretation of any of its terms and provisions.

                                             TABLE OF CONTENTS

ARTICLE I DEFINED TERMS...............................................................2

        Section 1.01   Definitions....................................................2

ARTICLE II ESTABLISHMENT OF THE TRUST................................................10

        Section 2.01   Name..........................................................10
        Section 2.02   Offices of the Trustees; Principal Place of Business..........10
        Section 2.03   Initial Contribution of Trust Property; Organizational
                         Expenses....................................................11
        Section 2.04   Issuance of the Trust Securities..............................11
        Section 2.05   Subscription and Purchase of Junior Subordinated Debentures...11
        Section 2.06   Declaration of Trust..........................................11
        Section 2.07   Authorization to Enter into Certain Transactions..............12
        Section 2.08   Assets of Trust...............................................16
        Section 2.09   Title to Trust Property.......................................16
        Section 2.10   Mergers and Consolidations of the Trust.......................16

ARTICLE III PAYMENT ACCOUNT..........................................................18

        Section 3.01   Payment Account...............................................18

ARTICLE IV DISTRIBUTIONS; REDEMPTION.................................................18

        Section 4.01   Distributions.................................................18
        Section 4.02   Redemption....................................................19
        Section 4.03   Payment Procedures............................................21
        Section 4.04   Tax Returns and Reports.......................................21

ARTICLE V TRUST SECURITIES CERTIFICATES..............................................22

        Section 5.01   Initial Ownership.............................................22
        Section 5.02   The Trust Securities Certificates.............................22
        Section 5.03   Authentication of Trust Securities Certificates...............22
        Section 5.04   Registration of Transfer and Exchange of Trust Securities
                         Certificates................................................22
        Section 5.05   Mutilated, Destroyed, Lost or Stolen Trust Securities
                         Certificates................................................23
        Section 5.06   Persons Deemed Securityholders................................23
        Section 5.07   Access to List of Securityholders Names and Addresses.........24
        Section 5.08   Maintenance of Office or Agency...............................24
        Section 5.09   Appointment of Paying Agent...................................24
        Section 5.10   Book-Entry Trust Securities Certificates......................25
        Section 5.11   Notices to Clearing Agency....................................26
        Section 5.12   Definitive Trust Securities Certificates......................26
        Section 5.13   Rights of Securityholders.....................................26

ARTICLE VI CONTROL CERTIFICATE.......................................................27

        Section 6.01   Ownership of Control Certificate..............................27
        Section 6.02   No Economic Interest..........................................27
        Section 6.03   Certain Duties and Responsibilities...........................27

ARTICLE VII ACTS OF SECURITYHOLDERS; MEETINGS; VOTING................................27

        Section 7.01   Limitations on Voting Rights..................................27
        Section 7.02   Notice of Meetings............................................28
        Section 7.03   Meetings of Trust Securityholders.............................29
        Section 7.04   Voting Rights.................................................29
        Section 7.05   Proxies, etc..................................................29
        Section 7.06   Securityholder Action by Written Consent......................29
        Section 7.07   Record Date for Voting and Other Purposes.....................30
        Section 7.08   Acts of Securityholders.......................................30
        Section 7.09   Inspection of Records.........................................31

ARTICLE VIII REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE AND DELAWARE
                TRUSTEE..............................................................31

        Section 8.01   Representations and Warranties of Property Trustee............31
        Section 8.02   Representations and Warranties of Delaware Trustee............31

ARTICLE IX THE TRUSTEES..............................................................32

        Section 9.01   Certain Duties and Responsibilities...........................32
        Section 9.02   Notice of Defaults............................................33
        Section 9.03   Certain Rights of Property Trustee............................33
        Section 9.04   Not Responsible for Recitals or Issuance of Securities........34
        Section 9.05   May Hold Securities...........................................34
        Section 9.06   Compensation; Fees; Indemnity.................................34
        Section 9.07   Trustees Required; Eligibility................................35
        Section 9.08   Conflicting Interests.........................................35
        Section 9.09   Co-Trustees and Separate Trustee..............................36
        Section 9.10   Resignation and Removal; Appointment of Successor.............37
        Section 9.11   Acceptance of Appointment by Successor........................38
        Section 9.12   Merger, Conversion, Consolidation or Succession to Business...39
        Section 9.13   Preferential Collection of Claims Against Certain Entities....39
        Section 9.14   Reports by Property Trustee...................................40
        Section 9.15   Reports to the Property Trustee...............................40
        Section 9.16   Evidence of Compliance with Conditions Precedent..............40
        Section 9.17   Number of Trustees............................................40
        Section 9.18   Delegation of Power...........................................41
        Section 9.19   Enforcement of Rights of Property Trustee by Securityholders..41

ARTICLE X TERMINATION AND LIQUIDATION................................................42

        Section 10.01   Termination Upon Expiration Date.............................42
        Section 10.02   Early Termination............................................42
        Section 10.03   Termination..................................................42
        Section 10.04   Liquidation..................................................42
        Section 10.05   Bankruptcy...................................................44

ARTICLE XI MISCELLANEOUS PROVISIONS..................................................44

        Section 11.01   Expense Agreement............................................44
        Section 11.02   Limitation of Rights of Securityholders......................44
        Section 11.03   Amendment....................................................45
        Section 11.04   Separability.................................................46
        Section 11.05   Governing Law................................................46
        Section 11.06   Successors...................................................46
        Section 11.07   Headings.....................................................46
        Section 11.08   Notice and Demand............................................46
        Section 11.09   Agreement Not to Petition....................................47
        Section 11.10   Conflict with Trust Indenture Act............................47


EXHIBIT A             Form of Control Certificate
EXHIBIT B             Form of Expense Agreement
EXHIBIT C             Form of Trust Securities Certificate

                     AMENDED AND RESTATED TRUST AGREEMENT

          THIS AMENDED AND RESTATED TRUST AGREEMENT is made as of __________ 1, 1998, by and among (i) AEP Resources, Inc., an Ohio company (the "Depositor"),
(ii) Yorkshire Power Group Limited, a private company with limited liability incorporated under the laws of England and Wales ("Yorkshire Group"), as holder of the Control Certificate (as herein defined) (the "Control Party"), (iii) The Bank of New York, a banking corporation duly organized and existing under the laws of New York, as trustee (the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"),
(iv) The Bank of New York (Delaware), a banking corporation duly organized under the laws of Delaware, as Delaware trustee (the "Delaware Trustee" and, in its separate corporate capacity and not in its capacity as Delaware Trustee, the "Delaware Bank"), (v) Jeffrey D. Cross, an individual, Stephan T. Haynes, an individual, Brian P. Jackson, an individual, and Teresa S. Madden, an individual, as administrative trustees (each an "Administrative Trustee" and together the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "Trustees"), and (vi) the several Holders, as hereinafter defined.

                                  WITNESSETH:

          WHEREAS, the Depositor, Stephan T. Haynes, as initial Administrative Trustee, the Property Trustee and the Delaware Trustee have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act ( as defined herein) by the entering into of that certain Trust Agreement, dated as of February 1, 1998 (the "Original Trust Agreement"), and by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, dated February 4, 1998; and

          WHEREAS, pursuant to the terms of the Original Trust Agreement, the Depositor established a control certificate which bestowed to the holder thereof certain voting rights and administrative and appointment powers in the Trust (the "Control Certificate") and (ii) the Depositor, in turn, transferred such Control Certificate to Yorkshire Group; and

          WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the addition of Jeffrey D. Cross, Brian P. Jackson, and Teresa S. Madden as administrative trustees of the Trust, (ii) the acquisition by the Trust of all of the right, title and interest in the Junior Subordinated Debentures (as defined herein) issued by Yorkshire Power Finance Limited, a private company with limited liability incorporated under the laws of the Cayman Islands ("Yorkshire Finance"), (iii) the ratification of the issuance of the Control Certificate to the Depositor and the transfer of the Control Certificate by the Depositor to Yorkshire Group, and (iv) the issuance and sale of the

Trust Securities (as defined herein) by the Trust pursuant to the Underwriting Agreement (as defined herein).

          NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE I


                                 DEFINED TERMS

          Section 1.01    Definitions.  For all purposes of this Trust
                          -----------
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

          "Act" has the meaning specified in Section 7.08.

          "Additional Sums" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, an amount equal to Additional Amounts and Additional Interest (each as defined in the Subordinated Indenture) paid by Yorkshire Finance on a Like Amount of Junior Subordinated Debentures for such period.

          "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in their capacities as Administrative Trustees of the Trust and not in their individual capacities, or such trustee's successor(s) in interest in such capacity, or any successor "Administrative Trustee" appointed as herein provided.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Bank" has the meaning specified in the preamble to this Trust Agreement.

          "Bankruptcy Event" means, with respect to any Person:

          (i) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under federal bankruptcy law or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (ii) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by such Person in furtherance of any such action.

          "Bankruptcy Laws" has the meaning specified in Section 11.09.

          "Board Resolution" means, with respect to any Person (who is not an individual), a copy of a resolution certified by or Director or the Secretary or an Assistant Secretary of such Person to have been duly adopted by such Person's Board of Directors or a duly authorized committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustees.

          "Book-Entry Trust Securities Certificates" means certificates representing Trust Securities issued in global, fully registered form to the Clearing Agency (or its nominee) as described in Section 5.10.

          "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office or the Indenture Trustee's principal corporate trust office is closed for business.

          "Certificate Depository Agreement" means the agreement among the Trust, the Property Trustee and The Depository Trust Company, as the initial Clearing Agency, dated __________, 1998, relating to the Book-Entry Trust Securities Certificates, as the same may be amended and supplemented from time to time.

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository Trust Company will be the initial Clearing Agency.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Control Certificate" has the meaning specified in the preamble to this Trust Agreement and a form of which is attached hereto as Exhibit A.

          "Control Party" means the holder from time to time of the Control Certificate, which, as of the date of this Trust Agreement, is Yorkshire Group.

          "Corporate Trust Office" means the office of the Property Trustee at which its corporate trust business shall be principally administered.

          "Debentures Guarantee" means the Guarantee of Yorkshire Group of the Junior Subordinated Debentures pursuant to Article XV of the Subordinated Indenture and Section 2.05 of the Supplemental Indenture.

          "Definitive Trust Securities Certificates" means Trust Securities Certificates issued in certificated, fully registered form as provided in
Section 5.12.

          "Delaware Bank" has the meaning specified in the preamble to this Trust Agreement.

          "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

          "Delaware Trustee" means the commercial bank or trust company or any other Person identified as the "Delaware Trustee" and has the meaning specified in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

          "Depositor" means AEP Resources, Inc., an Ohio corporation, in its capacity as "Depositor" under this Trust Agreement, its successors and assigns.

          "Distribution Date" has the meaning specified in Section 4.01(a).

          "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

          "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i)    the occurrence of an Indenture Event of Default; or

          (ii) default by the Trust in the payment of any Distribution when it becomes due and payable (subject to an Extension Period) and the continuation of such default for a period of 60 days; or

          (iii) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

          (iv) default in the performance, or breach, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which is covered by clause (ii) or
     (iii) above), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Trustees by the Holders of at least 33% in aggregate Liquidation Amount of the Outstanding Trust Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (v)    the occurrence of a Bankruptcy Event with respect to the Trust.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

          "Expense Agreement" means the Agreement as to Expenses and Liabilities among the US Affiliates and the Trust, substantially in the form attached as Exhibit B, as amended from time to time.

          "Extension Period" has the meaning set forth in Section 4.01(b).

          "Guarantee" means the Trust Securities Guarantee Agreement executed and delivered by Yorkshire Group and The Bank of New York, as Guarantee Trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Trust Securities, as amended from time to time.

          "Indenture Event of Default" means an "Event of Default" as defined in the Subordinated Indenture.

          "Indenture Redemption Date" means "Redemption Date," as defined in the Subordinated Indenture.

          "Indenture Trustee" means the trustee under the Subordinated
Indenture.

          "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

          "Issue Date" means the date of the delivery of the Trust Securities.

          "Junior Subordinated Debentures" means the $__________ aggregate principal amount of Yorkshire Finance's ___% Junior Subordinated Deferrable Interest Debentures, Series A due __________, 2038, issued pursuant to the Subordinated Indenture.

          "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

          "Like Amount" means (i) with respect to a repayment or redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debentures to be contemporaneously repaid or redeemed in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (ii) with respect to a distribution of Junior Subordinated Debentures to Holders of the Trust Securities in connection with a dissolution and liquidation of the Trust or a payment of any Additional Sums on Trust Securities, Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debentures are distributed.

          "Liquidation Amount" means the stated amount of $25 per Trust
Security.

          "Liquidation Date" means the date on which Junior Subordinated Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 10.04.

          "Liquidation Distribution" has the meaning specified in Section 10.05.

          "Officers' Certificate" means, with respect to any Person (who is not an individual), a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, a Director, the President or a Vice President, and by the Treasurer, an Assistant

Treasurer, the Secretary or an Assistant Secretary, of such Person, and delivered to the appropriate Trustee. An Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as is necessary, in such officer's opinion, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Opinion of Counsel" means a written opinion of independent counsel experienced in the matters to be opined on, who may be counsel for the Trust, the Property Trustee, the Delaware Trustee, Yorkshire Group or Yorkshire Finance, but not an employee of any thereof, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel pertaining to United States federal income tax matters may rely on published rulings of the Internal Revenue Service.

          "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

          "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore authenticated and delivered under this Trust Agreement, except:

          (i) Trust Securities theretofore canceled by the Securities Registrar or delivered to the Securities Registrar for cancellation;

          (ii) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

          (iii) Trust Securities in exchange for or in lieu of which other Trust Securities have been authenticated and delivered pursuant to this Trust Agreement;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by

Yorkshire Group, Yorkshire Finance, the Control Party, the US Affiliates, any Administrative Trustee or any Affiliate of Yorkshire Group, Yorkshire Finance, the Control Party, the US Affiliates or any Administrative Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities which such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by Yorkshire Group, Yorkshire Finance, the Control Party, the US Affiliates, one or more Administrative Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not Yorkshire Group, Yorkshire Finance, the Control Party, a US Affiliate, or any Affiliate of Yorkshire Group, Yorkshire Finance, the Control Party or a US Affiliate.

          "Owner" means each Person who is the beneficial owner of a Book-Entry Trust Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

          "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and shall initially be the Property Trustee.

          "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Junior Subordinated Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections 4.01 and 4.02.

          "Person" means an individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee or as Paying Agent and not in its individual capacity, or its successor in interest in such capacity, or any successor "Property Trustee" as herein provided.

          "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Indenture Redemption Date shall be a Redemption Date for a Like Amount of Trust Securities.

          "Redemption Price" means, with respect to any Redemption Date of any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to such Redemption Date.

          "Relevant Trustee" has the meaning specified in Section 9.10.

          "Responsible Officer" means, with respect to the Trustee, any managing director, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Corporate Trust and Agency group of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Section 60" means Section 60 of the United Kingdom Taxation of Chargeable Gains Act of 1992, as amended.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

          "Securities Register" and "Securities Registrar" are described in
Section 5.04.

          "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Business Trust Act.

          "Subordinated Indenture" means the Subordinated Debenture Indenture, dated as of May 1, 1998, among Yorkshire Finance, Yorkshire Group and the Indenture Trustee, as supplemented by the Supplemental Indenture.

          "Supplemental Indenture" means the First Supplemental Indenture, dated as of __________, 1998, by and among Yorkshire Finance, Yorkshire Group and the Indenture Trustee.

          "Trust" means the Delaware business trust continued hereby and identified on the cover page to this Trust Agreement.

          "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Trust Agreement and any modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any such modification, amendment or supplement, respectively.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trust Property" means (i) the Junior Subordinated Debentures, (ii) any cash on deposit in, or owing to, the Payment Account, and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Trust Agreement, including the rights of the Property Trustee under the Guarantee.

          "Trust Security" means an undivided beneficial ownership interest in the assets of the Trust having a Liquidation Amount of $25 and having rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

          "Trust Securities Certificate" means a certificate evidencing ownership of a Trust Security or Securities, substantially in the form attached as Exhibit C.

          "Trustees" means the Persons identified as "Trustees" in the preamble to this Trust Agreement solely in their capacities as trustees and not in their individual capacities, or their successor in interest in such capacity, or any successor trustee appointed as herein provided.

          "Underwriting Agreement" means the Underwriting Agreement, dated __________, 1998, related to the Trust Securities, among Yorkshire Group, Yorkshire Finance, the Trust and the Underwriters named therein.

          "US Affiliates" means AEP Resources, Inc. and, an Ohio corporation, New Century International, Inc., a Delaware corporation, and their successors and assigns.

                                  ARTICLE II


                          ESTABLISHMENT OF THE TRUST

          Section 2.01    Name.  The Trust continued hereby shall be known as
                          ----
"Yorkshire Capital Trust I", in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Administrative Trustees may change the name of the Trust from time to time following written notice to the Holders and the other Trustees.

          Section 2.02    Offices of the Trustees; Principal Place of Business.
                          ----------------------------------------------------
The address of the Property Trustee is 101 Barclay Street, New York, New York 10286, or at such other address as the Property Trustee may designate by written notice to the Securityholders, Yorkshire Group and Yorkshire Finance. The principal place of business of the Delaware Trustee is White Clay Center, Route 273, Newark, Delaware 19711, or at such other address in Delaware as the Delaware Trustee may designate by notice to Yorkshire Group and Yorkshire Finance. The address of the Administrative Trustees is c/o American Electric Power Service Corporation, 1 Riverside Plaza, Columbus, Ohio 43215. The principal place of business of the Trust is c/o American Electric Power Service Corporation, 1 Riverside Plaza, Columbus, Ohio 43215. The Depositor may change the principal place of business of the Trust at any time by giving notice thereof to the Trustees.

          Section 2.03    Initial Contribution of Trust Property; Organizational
                          ------------------------------------------------------
Expenses.  The Delaware Trustee acknowledges receipt in trust from the
--------
Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. Pursuant to the Expense Agreement, the US Affiliates shall pay organizational expenses of the Trust as they arise or shall, upon request of the Trustees, promptly reimburse the Trustees for any such expenses paid by the Trustees. The US Affiliates shall make no claim upon the Trust Property for the payment of such expenses.

          Section 2.04    Issuance of the Trust Securities.  Contemporaneously
                          --------------------------------
with the execution and delivery of this Trust Agreement, at least one Administrative Trustee, on behalf of the Trust, shall execute in accordance with
Section 5.02 and deliver in accordance with the Underwriting Agreement Trust Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of __,000,000 Trust Securities having an aggregate Liquidation Amount of $__________, against receipt of the aggregate purchase price of such Trust Securities of $__________, which amount the Administrative Trustees shall promptly deliver to the Property Trustee.

          Section 2.05    Subscription and Purchase of Junior Subordinated
                          ------------------------------------------------
Debentures.  Contemporaneously with the execution and delivery of this Trust
----------
Agreement, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase the Junior Subordinated Debentures, registered in the name of the Property Trustee, from Yorkshire Finance on behalf of the Trust and the Holders, and having an aggregate principal amount equal to $__________, and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Trust, shall deliver to Yorkshire Finance the sum of $__________.

          Section 2.06    Declaration of Trust.  The exclusive purposes and
                          --------------------
functions of the Trust are (i) to issue and sell the Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debentures, and
(ii) to engage in only those other activities necessary, incidental, appropriate or convenient thereto. The Control Party hereby appoints each of the Bank, the Delaware Bank, Jeffrey D. Cross, Stephan T. Haynes, Brian P. Jackson and Teresa
S. Madden as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein.

The Delaware Trustee shall be one of the Trustees for the sole and limited purpose of fulfilling the requirements of the Delaware Business Trust Act.

          Section 2.07    Authorization to Enter into Certain Transactions.
                          ------------------------------------------------
The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph C of this Section and Article IX, and in accordance with the following paragraphs A and B, the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express (in the case of the Property Trustee) or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including, without limitation, the following:

          A. As among the Trustees, the Administrative Trustees, acting singly or collectively, shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

          (i) to acquire the Junior Subordinated Debentures with the proceeds of the issuance and sale of the Trust Securities; provided, however, the Administrative Trustees shall cause legal title to all of the Junior Subordinated Debentures to be vested in, and the Junior Subordinated Debentures to be held of record in the name of the Property Trustee for the benefit of the Trust and Holders of the Trust Securities;

          (ii) to give Yorkshire Group and the Property Trustee prompt written notice of the occurrence of any Special Event (as defined in the Supplemental Indenture) and to take any ministerial actions in connection therewith; provided, that the Administrative Trustees shall consult with Yorkshire Group and the Property Trustee before taking or refraining to take any ministerial action in relation to a Special Event;

          (iii) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Trust Securities and the Control Party as to such actions and applicable record dates;

          (iv) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 2.07(B)(iii), the Property Trustee has the power to bring such Legal Action;

          (v) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (vi) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (vii)     to give the certificate to the Property Trustee required by
     Section 314(a)(4) of the Trust Indenture Act;

          (viii) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of this Trust Agreement;

          (ix) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust has been created;

          (x) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust;

          (xi) to issue and sell the Trust Securities and perform the Underwriting Agreement on behalf of the Trust;

          (xii) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the consummation hereof;

          (xiii) to assist in the registration of the Trust Securities under the Securities Act and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

          (xiv) to assist in the listing of the Trust Securities upon such securities exchange or exchanges or other organizations, if any, as shall be determined by the Depositor and, if required, the registration of the Trust Securities under the Exchange Act, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

          (xv) to send notices (other than notices of default) and other information regarding the Trust Securities and the Junior Subordinated Debentures to the Securityholders and the Control Party in accordance with this Trust Agreement;

          (xvi) to appoint a Paying Agent (subject to Section 5.09), any authenticating agent and the Securities Registrar in accordance with this Trust Agreement;

          (xvii) to register transfers of the Trust Securities in accordance with this Trust Agreement;

          (xviii)   to assist in, to the extent provided in this Trust
     Agreement, the winding up of the affairs of and termination of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

          (xix) to take any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary, appropriate, convenient or advisable to give offers to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

          Any expenses incurred by the Administrative Trustees pursuant to this
Section 2.07(A) shall be paid by the US Affiliates pursuant to the Expense Agreement.

          B. As among the Trustees, the Property Trustee shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

          (i) to engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Junior Subordinated Debentures are redeemed or mature;

          (ii) upon notice of distribution issued by the Administrative Trustees in accordance with the terms of this Trust Agreement, to engage in such ministerial activities as shall be necessary or appropriate to effect the distribution pursuant to terms of this Trust Agreement of Junior Subordinated Debentures to Holders of Trust Securities;

          (iii) subject to the terms hereof, to take any Legal Action which arises out of or in connection with (a) an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or (b) the Property Trustee's duties and obligations under this Trust Agreement or the Trust Indenture Act;

          (iv) to collect of interest, principal and other payments made in respect of, and exercise all of the rights, powers and privileges of a holder of, the Junior Subordinated Debentures;

          (v) to distribute amounts owed to the Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement (but only if at such time the Property Trustee is the Paying Agent);

          (vi) to register transfers of the Trust Securities in accordance with the terms of this Trust Agreement (but only if at such time the Property Trustee is the Securities Registrar);

          (vii) after such an Event of Default, to take any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary, appropriate, convenient or advisable to effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders

     (without consideration of the effect of any such action on any particular Securityholder); and

          (viii) to take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Trust Agreement.

          Any expenses incurred by the Property Trustee pursuant to this Section 2.07(B) shall be paid by the US Affiliates pursuant to the Expense Agreement.

          C. So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a grantor trust for United States federal income tax purposes or cause the Trust to be treated as a company or treated as a trust which does not fall within the provisions of Section 60, in either case, for purposes of United Kingdom tax law, (iv) incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) issue any securities other than the Trust Securities or the Control Certificate, or (vii) have any power to, or agree to any action by the Control Party that would, vary the investment (within the meaning of Treasury Regulation Section 301.7701-4(c)) of the Trust or of the Securityholders. The Trustees shall defend against all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

          D. In connection with the issue and sale of the Trust Securities, the Control Party shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Control Party in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

          (i) to prepare for filing by the Trust with the Commission a registration statement under the Securities Act in relation to the Trust Securities, including any amendments thereto;

          (ii) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Trust Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Control Party deems necessary or advisable in order to comply with the applicable laws of any such States;

          (iii) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for the listing upon notice of issuance of the Trust Securities;

          (iv) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Trust Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

          (v) to negotiate the terms of, and execute and deliver, the Underwriting Agreement providing for the issuance and sale of the Trust Securities; and

          (vi) any other actions necessary, incidental, appropriate or convenient to carry out any of the foregoing activities.

          Any expenses incurred by the Control Party pursuant to this Section 2.07(D) shall be paid by the US Affiliates pursuant to the Expense Agreement.

          E. Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust in such a way that (i) neither Yorkshire Finance nor the Trust will be deemed to be an "investment company" required to be registered under the Investment Company Act, (ii) the Trust will not be classified as other than as a grantor trust for United States federal income tax purposes, (iii) the Junior Subordinated Debentures will be treated as indebtedness for United States federal income tax purposes, (iv) the Trust will not be treated as a company for purposes of United Kingdom tax law and (v) the Trust will be classified as a trust falling within the provisions of Section 60 for purposes of United Kingdom tax law. In this connection, the Control Party and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Control Party and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially and adversely affect the interests of the Holders of the Trust Securities.

          Section 2.08    Assets of Trust.  The assets of the Trust shall
                          ---------------
consist of the Trust Property.

          Section 2.09    Title to Trust Property.  Legal title to all Trust
                          -----------------------
Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders and the Trust in accordance with this Trust Agreement. The right, title and interest of the Property Trustee to the Junior Subordinated Debentures shall vest automatically in each Person who may thereafter be appointed as Property Trustee in accordance with the terms hereof. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          Section 2.10    Mergers and Consolidations of the Trust.  The Trust
                          ---------------------------------------
may not merge with or into, convert into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described below or otherwise described in this Trust Agreement. The Trust may, at the request of the Control Party, with the consent of the Administrative Trustees and without the consent of the Holders of the Trust Securities, merge with or into, convert into consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any jurisdiction; provided, that (i) such successor entity either (x) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (y) substitutes for the Trust Securities other securities having substantially the same terms as the Trust Securities (herein referred to as the "Successor Securities") so long as the Successor Securities rank the same as the Trust Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) such successor entity transfers to the Control Party, directly or indirectly, a control certificate (or similar instrument) or common securities relating to such successor entity, (iii) the Control Party expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder, directly or indirectly, of the Junior Subordinated Debentures, (iv) Successor Securities are listed or traded, or any Successor Securities will be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Trust Securities are then listed, (v) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Trust Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization,
(vi) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect, (vii) such successor entity has a purpose substantially identical to that of the Trust, (viii) prior to such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Control Party, has received an Opinion of Counsel to the effect that
(A) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect, and (B) following such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease, none of the Trust, the Control Party, Yorkshire Finance, either of the US Affiliates nor such successor entity will be required to register as an "investment company" under the Investment Company Act and (ix) Yorkshire Group or any permitted successor or assignee guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, convert into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, convert into, or replace it, if such consolidation, amalgamation, merger, conversion or replacement would cause (A) the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes, (B) the Trust or the successor entity to be classified as a company or as a trust which does not fall within the provisions of Section 60, in either case, for purposes of United Kingdom tax law or (C) the Control Party, Yorkshire Finance, the Trust, either of the US Affiliates or the successor entity to be required to register as an "investment company" under the Investment Company Act.

                                  ARTICLE III


                                PAYMENT ACCOUNT

          Section 3.01    Payment Account.
                          ---------------

          (a) On or prior to the Issue Date, the Property Trustee shall establish the Payment Account. The Property Trustee and an agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

          (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV


                           DISTRIBUTIONS; REDEMPTION

          Section 4.01    Distributions.
                          -------------

          (a) Distributions on the Trust Securities shall be cumulative and accumulate from the Issue Date and, except in the event that Yorkshire Finance exercises its right to extend the interest payment period for the Junior Subordinated Debentures pursuant to Section _____ of the Supplemental Indenture, shall be fixed at a rate of ____% per annum of the Liquidation Amount of the Trust Securities payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1998. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date").

          (b) The amount of Distributions payable for any full quarterly period shall be computed on the basis of twelve 30-day months and a 360-day year and for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. If the interest payment period for the Junior Subordinated Debentures is extended pursuant to Section _____ of the Supplemental Indenture (an "Extension Period"), then the rate per annum at which Distributions on the Trust Securities accumulate shall be increased by an amount such that the aggregate amount of Distributions that accumulate on all Trust Securities during any such Extension Period is equal to the aggregate amount of interest (including interest payable on unpaid interest at the percentage rate per annum set forth above, compounded quarterly, to the extent permitted by applicable law) that accrues during any such Extension Period on the Junior Subordinated Debentures. The payment of such deferred interest, together with interest thereon, will be distributed to the Holders of the Trust Securities as received at the end of any Extension Period. Additional sums received by the Trust for any period shall be distributed to the Holders of Trust Securities in respect of such period in order that the entire amount payable for such period under this Section 4.01 shall be distributed when payable.

          (c) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Date only to the extent that the Trust has sufficient funds available in the Payment Account for the payment of such Distributions.

          (d) Distributions, if any, on the Trust Securities on each Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which, as long as the Trust Securities are represented by Book-Entry Trust Securities Certificate, shall be one Business Day prior to the relevant Distribution Date. In the event that any Trust Securities are not so represented, the relevant record date for such Trust Securities shall be the close of business on the fifteenth calendar day prior to the relevant Distribution Date.

          Each Trust Security upon registration of transfer of or in exchange for or in lieu of any other Trust Security shall carry the rights of Distributions accumulated and unpaid, and to accumulate, which were carried by such other Trust Security.

          Section 4.02    Redemption.
                          ----------

          (a) On each Indenture Redemption Date with respect to, and on the stated maturity of, the Junior Subordinated Debentures, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

          (b) Provided that the Property Trustee has received a written direction from the Control Party to effect such redemption at least 45 days prior to the Redemption Date, notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days' prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall state:

          (i)      the Redemption Date;

          (ii)     the Redemption Price;

          (iii)    the CUSIP number;

          (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification the total Liquidation Amount of the particular Trust Securities selected by the Property Trustee to be redeemed; and

          (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after such date.

          (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous repayment or redemption of Junior Subordinated Debentures. Redemptions of the Trust Securities shall be made, and the Redemption Price shall be deemed payable, on each Redemption Date only to the extent that the Trust has sufficient funds available in the Payment Account at 10:00 AM on the Redemption Date for the payment of such Redemption Price.

          (d) If the Property Trustee gives a notice of redemption in respect of any Trust Securities, then, by 12:00 noon New York City time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will, so long as the Trust Securities are in represented by Book-Entry Trust Securities Certificates, irrevocably deposit with the Clearing Agency funds sufficient to pay the applicable Redemption Price and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof. If the Trust Securities are not represented by Book-Entry Trust Securities Certificates, the Property Trustee, subject to Section 4.02(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Trust Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, but without interest, and such Trust Securities will cease to be Outstanding. In the event that any Redemption Date is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of Trust Securities is improperly withheld or refused and not paid either by the Trust or by Yorkshire Group pursuant to the Guarantee or the Debentures Guarantee, Distributions on such Trust Securities will continue to accumulate at the then applicable rate from such Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

          (e) If less than all of the Trust Securities are to be redeemed on a Redemption Date, the particular Trust Securities to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Trust Securities not previously called for redemption, and which shall provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25 in excess thereof) of the aggregate Liquidation Amount of Trust Securities of a denomination larger than $25. The Property Trustee shall promptly notify the Securities Registrar in writing of the Trust Securities selected for redemption and, in the case of any Trust Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Trust Securities shall relate, in the case of any Trust Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Trust Securities which has been or is to be redeemed.

          (f) Subject to the foregoing provisions of this Section 4.02 and to applicable law (including, without limitation, applicable United States federal securities laws), Yorkshire Finance, the US Affiliates or their Affiliates may, at any time and from time to time, purchase Outstanding Trust Securities by tender, in the open market or by private agreement.

          Section 4.03    Payment Procedures.  Payments in respect of the Trust
                          ------------------
Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Trust Securities are held by a Clearing Agency in immediately available funds, such Distributions shall be made to the Clearing Agency, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates.

          Section 4.04    Tax Returns and Reports.  The Administrative Trustees
                          -----------------------
shall prepare (or cause to be prepared), at the expense of the US Affiliates pursuant to the Expense Agreement, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Administrative Trustees shall provide or cause to be provided on a timely basis to each Holder any Internal Revenue Service form required to be so provided in respect of the Trust Securities. The Property Trustee shall comply with United States federal withholding and back-up withholding tax laws and information reporting requirements with respect to any payments to Securityholders.

                                   ARTICLE V


                         TRUST SECURITIES CERTIFICATES

          Section 5.01    Initial Ownership.  Upon the creation of the Trust
                          -----------------
by the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

          Section 5.02    The Trust Securities Certificates.  Each of the Trust
                          ---------------------------------
Securities Certificates shall be issued in minimum denominations of $25 and integral multiples in excess thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Securities Certificates or did not hold such offices at the date of authentication and delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04, 5.10 or 5.12.

          Section 5.03    Authentication of Trust Securities Certificates.  On
                          -----------------------------------------------
the Issue Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Section 2.04, to be executed on behalf of the Trust, authenticated, as provided herein, and delivered to or upon the written order of the Control Party signed by its Chairman of the Board, its President, any Vice President, or any Director without further corporate action by the Control Party, in authorized denominations. No Trust Securities Certificate shall entitle its holder to any benefit under this Trust Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Securities Certificate a certificate of authentication substantially in the form set forth in Exhibit C executed by the Property Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Securities Certificate shall have been duly authenticated and delivered hereunder. All Trust Securities Certificates shall be dated the date of their authentication.

          Section 5.04    Registration of Transfer and Exchange of Trust
                          ----------------------------------------------
Securities Certificates.  The Securities Registrar shall keep or cause to be
-----------------------
kept, at the office or agency maintained pursuant to Section 5.08, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Trust Securities Certificates and registration of transfers and exchanges of Trust Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

          Upon surrender for registration of transfer of any Trust Securities Certificate at the office or agency maintained pursuant to Section 5.08, the Administrative Trustees shall execute, authenticate and deliver in the name of the designated transferee or transferees one or more new Trust Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of authentication by the Administrative Trustee or Trustees. The Securities Registrar shall not be required to register the transfer of any Trust Securities that have been called for redemption. At the option of a Holder, Trust Securities Certificates may be exchanged for other Trust Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Trust Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.08.

          Every Trust Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Trust Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Registrar in accordance with its customary practice.

          No service charge shall be made for any registration of transfer or exchange of Trust Securities Certificates, but the Securities Registrar or the Administrative Trustees may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Securities Certificates.

          Section 5.05    Mutilated, Destroyed, Lost or Stolen Trust Securities
                          -----------------------------------------------------
Certificates.  If (a) any mutilated Trust Securities Certificate shall be
------------
surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees or any one of them on behalf of the Trust shall execute and authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

          Section 5.06    Persons Deemed Securityholders.  Prior to due
                          ------------------------------
presentation of a Trust Securities Certificate for registration of transfer, the Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions (subject to Section 4.01(d)) and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

          Section 5.07    Access to List of Securityholders' Names and
                          --------------------------------------------
Addresses. The Administrative Trustees shall furnish or cause to be furnished to
---------
(i) the Control Party and the Property Trustee semi-annually, not later than June 1 and December 1 in each year, and (ii) the Control Party or the Property Trustee, as the case may be, within 30 days after receipt by any Administrative Trustee of a request therefor from the Control Party or the Property Trustee, as the case may be, in writing, a list, in such form as the Control Party or the Property Trustee, as the case may be, may reasonably require, of the names and addresses of the Securityholders as of a date not more than 15 days prior to the time such list is furnished; provided, that the Administrative Trustees shall not be obligated to provide such list at any time such list does not differ from the most recent list given to the Control Party and the Property Trustee by the Administrative Trustees or at any time the Property Trustee is the Securities Registrar. If one or more Holders of Trust Securities Certificates evidencing not less than 25% of the Outstanding Liquidation Amount apply in writing to the Administrative Trustees, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Administrative Trustees shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold either the Control Party or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          Section 5.08    Maintenance of Office or Agency.  The Administrative
                          -------------------------------
Trustees shall maintain in the Borough of Manhattan, New York, an office or offices or agency or agencies where Trust Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate ____________________, New York, New York _____, as its principal agency for such purposes. The Administrative Trustees shall give prompt written notice to the Control Party and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

          Section 5.09    Appointment of Paying Agent.  The Paying Agent shall
                          ---------------------------
make Distributions and other payments provided hereby to Securityholders from the Payment Account and shall report the amounts of such Distributions and payments to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions and payments provided hereby. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this

Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and it may choose any co-paying agent that is acceptable to the Administrative Trustees and the Control Party. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Control Party. In the event that a Paying Agent shall resign or be removed, the Administrative Trustees shall appoint a successor that is acceptable to the Control Party to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 9.01, 9.03 and 9.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          Section 5.10    Book-Entry Trust Securities Certificates.  The Trust
                          ----------------------------------------
Securities, upon original issuance, will be issued in the form of typewritten Book-Entry Trust Securities Certificates, to be delivered to or held on behalf of The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Book-Entry Trust Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner or other beneficial owner will receive a Definitive Trust Securities Certificate representing such beneficial owner's interest in such Trust Securities, except as provided in Section 5.12. Unless and until Definitive Trust Securities Certificates have been issued to Owners pursuant to Section 5.12:

          (i) the provisions of this Section 5.10 shall be in full force and effect;

          (ii) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Trust Securities Certificates (including the payment of the Liquidation Amount of and Distributions on the Book-Entry Trust Securities and the giving of instructions or directions to Owners of Book-Entry Trust Securities) as the sole Holder of Book-Entry Trust Securities Certificates and shall have no obligations to the Owners thereof;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Trust Agreement, the provisions of this Section shall control; and

          (iv) the rights of the Owners of the Book-Entry Trust Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Trust Securities Certificates are issued pursuant to Section 5.12, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Trust Securities to such Clearing Agency Participants.

          Section 5.11    Notices to Clearing Agency.  To the extent a notice
                          --------------------------
or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Trust Securities Certificates shall have been issued to Owners pursuant to Section 5.12, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

          Section 5.12    Definitive Trust Securities Certificates  If (i) the
                          ----------------------------------------
Clearing Agency discontinues providing its services as securities depositary with respect to the Trust Securities at any time by giving reasonable notice to the Trust or Yorkshire Finance, (ii) the Trust or Yorkshire Finance decides to discontinue use of the system of book-entry transfers through the Clearing Agency (or a successor depositary) and a successor securities depositary is not obtained or (iii) the Trust fails to pay any amounts due and payable in respect of the Trust Securities or the Control Party fails to pay any amounts due and payable in respect of the Trust Securities or the Control Party fails to pay any amounts payable in respect of the Guarantee, as required by their respective terms, upon surrender to the Administrative Trustees of the Book-Entry Trust Securities Certificates representing the Trust Securities by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees or any one of them shall execute and authenticate Definitive Trust Securities Certificates representing the Trust Securities in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Trust Securities Certificates, the Trustees shall recognize the Holders of the Definitive Trust Securities Certificates as Securityholders. The Definitive Trust Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

          Section 5.13    Rights of Securityholders.  The legal title to the
                          -------------------------
Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or other similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor, will be fully paid and nonassessable by the Trust. The Control Party and the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE VI


                              CONTROL CERTIFICATE

          Section 6.01    Ownership of Control Certificate. The Control Party
                          --------------------------------
shall acquire, and thereafter retain, except as described below, ownership of the Control Certificate. Any attempted transfer of the Control Certificate, except for transfers by operation of law, in connection with a merger or consideration of Yorkshire Group into another corporation pursuant to the Subordinated Indenture or to an Affiliate of Yorkshire Group, shall be void. The Control Certificate shall contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN".

          Section 6.02    No Ownership or Economic Interest in the Trust.  The
                          ----------------------------------------------
Control Party, solely by virtue of its possession of the Control Certificate, shall not be entitled to any financial or monetary interest in the Trust, including, but not limited to, any Distribution, any amounts paid on liquidation or termination of the Trust, or any entitlement to the Junior Subordinated Debentures or payments thereon. The Control Party, in its capacity as such, is not a Beneficial Owner of the Trust and the Control Certificate does not constitute a beneficial interest in the Trust.

          Section 6.03    Certain Duties and Responsibilities.  The rights,
                          -----------------------------------
duties and responsibilities of the Control Party shall be as provided by the Control Certificate and this Trust Agreement. Notwithstanding the foregoing, no provision of the Original Trust Agreement, the Control Certificate and this Trust Agreement shall require Yorkshire Group, as the Control Party, to incur any of its own funds in the performance of its duties as Control Party. Whether or not therein expressly so provided, every provision of the Control Agreement and this Trust Agreement relating to the conduct of Yorkshire Group, as Control Party, shall be subject to the provisions of this Section.

                                  ARTICLE VII


                   ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

          Section 7.01    Limitations on Voting Rights.
                          ----------------------------

          (a)   Except as provided in this Section, in Section 9.10, Section
9.19 or Section 11.03 of this Trust Agreement, in the Subordinated Indenture, and as otherwise required by law, no Holder of Trust Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates and the Control Certificate, be construed so as to constitute the Securityholders and the Control Party, respectively, from time to time as partners or members of an association. In each case where the Holders of the Trust Securities are entitled to vote, the Control Party shall not be entitled to vote.

          (b) So long as any Junior Subordinated Debentures are held by or for the benefit of the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Junior Subordinated Debentures or the Debentures Guarantee, (ii) waive any past default which is waivable under Section ___ of the Subordinated Indenture, (iii) exercise any right to rescind or annul a declaration that any interest payment or other payment with respect to the Junior Subordinated Debentures or the Debentures Guarantee shall be due and payable or (iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Junior Subordinated Debentures, where such consent shall be required, or to any other action, under the Subordinated Indenture, without, in each case, obtaining the prior approval of the Holders of at least a majority in aggregate Liquidation Amount of all Outstanding Trust Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of Junior Subordinated Debentures affected thereby, no such consent shall be given by the Trustees without the prior written consent of each Holder of Trust Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Trust Securities except by subsequent vote of the Holders of Trust Securities. The Property Trustee shall notify all Holders of the Trust Securities of any notice of default with respect to the Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the Holders of the Trust Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the US Affiliates pursuant to the Expense Agreement, obtain an Opinion of Counsel designated by the Control Party who is experienced in such matters to the effect that (A) the Trust will not be classified as other than a grantor trust for United States federal income tax purposes on account of such action, (B) the Trust will fall within the provisions of Section 60 and will not be classified as a company, in either case, for purposes of United Kingdom tax law, on account of such action and (C) neither the Trust, Yorkshire Finance nor Yorkshire Group will be required to register as an "investment company" under the Investment Company Act on account of such action.

          Section 7.02    Notice of Meetings.  Notice of all meetings of the
                          ------------------
Securityholders, stating the time, place and purpose of the meeting, or of any matter upon which action by written consent of such Securityholders is to be taken, shall be given by the Administrative Trustees pursuant to Section 11.08 to each Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

          Section 7.03    Meetings of Securityholders.  No annual meeting of
                          ---------------------------
Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Securityholders of record of 25% of the Outstanding Trust Securities (based upon their aggregate Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Securityholders to vote on any matters as to which Securityholders are entitled to vote.

          Securityholders of record of 50% of the Outstanding Trust Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

          If a quorum is present at a meeting, an affirmative vote by the Securityholders of record present, in person or by proxy, holding more than 66-2/3% of the Securities (based upon their aggregate Liquidation Amount) held by the Trust Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater or lesser number of affirmative votes.

          Section 7.04    Voting Rights.  In respect of any matter as to which
                          -------------
Trust Securityholders are entitled to vote, Trust Securityholders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Trust Securities.

          Section 7.05    Proxies, etc.  At any meeting of Securityholders,
                          -------------
any Securityholder entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

          Section 7.06    Securityholder Action by Written Consent. Any action
                          -----------------------------------------
which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding at least 66-2/3% of all Outstanding Trust Securities entitled to vote in respect of such action (or such other proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing (based upon their aggregate Liquidation Amount).

          Section 7.07    Record Date for Voting and Other Purposes.  For the
                          -----------------------------------------
purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

          Section 7.08    Acts of Securityholders.  Any request, demand,
                          -----------------------
authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or the Control Party may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or the Control Party in person or by an agent appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Administrative Trustees. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or the Control Party signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 9.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustees deem sufficient.

          The ownership of Trust Securities shall be proved by the Securities Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

          Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

          Section 7.09    Inspection of Records.  Upon reasonable notice to
                          ---------------------
the Trustees, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                                  ARTICLE VIII


                     REPRESENTATIONS AND WARRANTIES OF THE

                     PROPERTY TRUSTEE AND DELAWARE TRUSTEE

          Section 8.01    Representations and Warranties of Property Trustee.
                          --------------------------------------------------
The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Control Party at the date of this Trust Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Control Party at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustees, that:

          (a) the Property Trustee is a New York banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

          (b) The execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Trust Agreement has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) The execution, delivery and performance of this Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

          (d) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Trust Agreement.

          Section 8.02    Representations and Warranties of Delaware Trustee.
                          --------------------------------------------------
The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Control Party at the date of this Trust Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Control Party at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustees that:

          (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

          (b) The execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Trust Agreement has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Trust Agreement; and

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE IX


                                  THE TRUSTEES

          Section 9.01    Certain Duties and Responsibilities.
                          -----------------------------------

          (a) The rights, duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section.

          (b) All payments made by the Property Trustee in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 9.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

          Section 9.02    Notice of Defaults and Extension Periods.  (a) Within
                          ----------------------------------------
90 days after the occurrence of any Event of Default, the Property Trustee shall transmit, in the manner and to the extent provided in Section 11.08, notice of any Event of Default actually known to a Responsible Officer of the Property Trustee to the Securityholders, the Administrative Trustees, the Control Party and the Depositor, unless such Event of Default shall have been cured or waived. For purposes of this Section, the term "Event of Default" means any event that is, or after purposes of this Section, the terms "Event of Default" means any event that is, or after notice or lapse of time or both would become, an Event of Default.

          (b) The Property Trustee shall transmit, to the Securityholders in the manner and to the extent provided in Section 11.08, notice of Yorkshire Finance's election to begin or further extend an Extension Period on the Junior Subordinated Debentures (unless such election shall have been revoked) within five Business Days of the receipt of notice thereof.

          Section 9.03    Certain Rights of Property Trustee.  Subject to the
                          ----------------------------------
provisions of Section 9.01 and except as provided by law:


          (i) the Property Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) if (A) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action, or (B) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (C) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Trust Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Control Party requesting written instructions of the Control Party as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Control Party; provided, however, that if the Property Trustee does not receive such instructions of the Control Party within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

          (iii) the Property Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (iv) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (v) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other document, unless requested in writing to do so by one or more Securityholders; and

          (vi) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder.

          Section 9.04    Not Responsible for Recitals or Issuance of Securities
                          ------------------------------------------------------
The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities in accordance with Section 2.05.

          The Property Trustee may conclusively assume that any funds held by it hereunder are legally available unless a Responsible Officer shall have received written notice from the Company, any Holder or any other Trustee that such funds are not legally available.

          Section 9.05    May Hold Securities. Any Trustee or any other agent
                          -------------------
of the Trustees or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, except as provided in the definition of the term "Outstanding" in Article I and subject to Sections 9.08 and 9.13, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

          Section 9.06    Compensation; Fees; Indemnity.
                          -----------------------------

          The following expenses will be paid pursuant to the Expense Agreement:

          (1) the payment to the Trustees from time to time of reasonable compensation, as agreed to in writing from time to time, for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, the reimbursement of the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their willful misconduct, negligence or bad faith; and

          (3) the indemnification of the Trustees for any and all loss, damage, claims, liability or expense incurred without willful misconduct, negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

          The provisions of this Section 9.06 shall survive the termination of this Trust Agreement.

          Section 9.07    Trustees Required; Eligibility.
                          ------------------------------

          (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

          (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity authorized to conduct a trust business and with its principal place of business in the State of Delaware that shall act through one or more persons authorized to bind such entity.

          Section 9.08    Conflicting Interests.  If the Property Trustee has
                          ---------------------
or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property

Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. To the extent permitted by the Trust Indenture Act, the Property Trustee shall not be deemed to have a conflicting interest by virtue of being trustee under the Guarantee or the Subordinated Indenture.

          Section 9.09    Co-Trustees and Separate Trustee.  Unless an
                          --------------------------------
Indenture Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Control Party and the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Control Party shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such Trust Property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Control Party does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section must satisfy the requirements of Section 9.07.

          Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

          Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (i) The Trust Securities shall be executed, authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees hereunder, shall be exercised, solely by the Trustees and not by such co-trustee or separate trustee.

          (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Control Party, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Control Party. Upon the written request of the Property Trustee, the Control Party shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

          (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee, or any other such trustee hereunder.

          (v) The Trustees shall not be liable by reason of any act of a co-trustee or separate trustee.

          (vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

          Section 9.10    Resignation and Removal; Appointment of Successor. No
                          -------------------------------------------------
resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 9.11.

          Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Relevant Trustee required by
Section 9.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

          Unless an Indenture Event of Default shall have occurred and be continuing, the Property Trustee or Delaware Trustee may be removed at any time by Act of the Control Party. If an Indenture Event of Default shall have occurred and be continuing, the Property Trustee or Delaware Trustee may be removed at such time by Act of the Securityholders of a majority in aggregate Liquidation Amount of the Trust Securities, delivered to the Property Trustee (in its individual capacity and on behalf of the Trust).

          An Administrative Trustee may be removed by the Control Party at any time. In no event will the Securityholders have the right to vote, appoint, remove or replace the Administrative Trustees, which rights are vested exclusively with the Control Party, as holder of the Control Certificate.

          If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Trustee, or if a vacancy shall occur in the office of the Relevant Trustee for any cause, at a time when no Indenture Event of Default shall have occurred and be continuing, the Control Party shall promptly appoint a successor Relevant Trustee or Trustees, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 9.11. If the Property Trustee or Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or Delaware Trustee at a time when an Indenture Event of Default shall have occurred and be continuing, the Holders of Trust Securities, by Act of the Securityholders of a majority in Liquidation Amount of the Trust Securities then Outstanding delivered to the retiring Property Trustee or Delaware Trustee, shall promptly appoint a successor Property Trustee or Delaware Trustee, and such appointee must comply with the applicable requirements of Section 9.11. If no successor Relevant Trustee shall have been so appointed in accordance with this Section 9.10 and accepted appointment in the manner required by Section 9.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

          The retiring Relevant Trustee shall give notice of each resignation and each removal of the Relevant Trustee, and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 11.08 and shall give notice to the Control Party. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

          Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated or resigns, the vacancy created by such death, incompetence or incapacity or resignation may be filled by (i) the unanimous act of the remaining Administrative Trustee or Trustees or (ii) otherwise by the Control Party (with the successor in each case being an individual who satisfies the eligibility requirement for Administrative Trustees set forth in Section 9.07).

          Section 9.11    Acceptance of Appointment by Successor.  In case of
                          --------------------------------------
the appointment hereunder of a successor Relevant Trustee, every such successor Relevant Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective and such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Control Party or the successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor

Relevant Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Relevant Trustee all property and money held by such retiring Relevant Trustee hereunder.

          Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

          No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

          Section 9.12    Merger, Conversion, Consolidation or Succession to
                          --------------------------------------------------
Business.  Any Person into which the Property Trustee, Delaware Trustee or any
--------
Administrative Trustee which is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          Section 9.13    Preferential Collection of Claims Against Certain
                          -------------------------------------------------
Entities.  If and when the Property Trustee shall be or become a creditor of
--------
the Control Party, Yorkshire Finance, Yorkshire Group or the Trust (or any other obligor upon the Junior Subordinated Debentures or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor). For purposes of Section 311(b)(4) and (6) of the Trust Indenture
Act:

          (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

          (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Control Party, Yorkshire Finance, Yorkshire Group or the Trust (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Property Trustee simultaneously with the creation of the creditor relationship with the Control Party, Yorkshire Finance, Yorkshire Group or the Trust (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          Section 9.14    Reports by Property Trustee.
                          ---------------------------

          (a) Within 60 days after May 15 of each year commencing with May 15, 1998, if required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the date of this Trust Agreement or the preceding May 15.

          (b) The Property Trustee shall transmit to Securityholders the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

          (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

          Section 9.15    Reports to the Property Trustee.  The Control Party
          --------------  -------------------------------
and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and, within 120 days after the end of each fiscal year of the Control Party, the compliance certificate required by
Section 314(a)(4) of the Trust Indenture Act in the form and in the manner required by Section 314 of the Trust Indenture Act.

          Section 9.16    Evidence of Compliance with Conditions Precedent.
                          ------------------------------------------------
Each of the Control Party and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c)(1) of the Trust Indenture Act shall comply with Section 314(e) of the Trust Indenture Act.

          Section 9.17    Number of Trustees.
                          ------------------

          (a) The number of Trustees shall initially be six, provided that the Control Party by written instrument may increase or decrease the number of Administrative Trustees.

          (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 9.17(a), or if the number of Trustees is increased pursuant to Section 9.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 9.10.

          (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 9.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all powers granted to the Administrative Trustees and shall discharge the duties imposed upon the Administrative Trustees by this Trust Agreement.

          Section 9.18    Delegation of Power.
                          -------------------

          (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(A), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          Section 9.19    Enforcement of Rights of Property Trustee by
                          --------------------------------------------
Securityholders.  If an Event of Default occurs and is continuing, then the
---------------
Holders of Trust Securities will rely on the enforcement by the Property Trustee, as the holder of the Junior Subordinated Debentures, of its rights against Yorkshire Finance and Yorkshire Group. In addition, the Holders of a majority in aggregate Liquidation Amount of the Trust Securities will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Junior Subordinated Debentures, provided that such direction shall not be in conflict with any rule of law or with this Trust Agreement, and could not involve the Property Trustee in personal liability in circumstances where reasonable indemnity would not be adequate. If the Property Trustee fails to enforce its rights under the Junior Subordinated Debentures, a Holder of Trust Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against Yorkshire Finance or Yorkshire Group or both to enforce its rights under this Trust Agreement without first instituting any legal proceeding against the Property Trustee or any other Person, including the Trust; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Trust Agreement to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal and ratable benefit of all such Holders. Notwithstanding the foregoing, a Holder of Trust Securities may institute a legal proceeding directly against Yorkshire Finance or Yorkshire Group or both, without first instituting a legal proceeding against or requesting or directing that action be taken by the Property Trustee or any other Person, for enforcement of payment to such Holder of principal of or interest on the Junior Subordinated Debentures having a principal amount equal to the aggregate stated liquidation amount of the Trust Securities of such Holder on or after the due dates therefor specified or provided for in the Junior Subordinated Debentures. Yorkshire Finance or Yorkshire Group shall be subrogated to all rights of the Holders of Trust Securities in respect of any amounts paid to such Holders by Yorkshire Finance or

Yorkshire Group pursuant to this Section. Any amount received by a Holder or any related owner from Yorkshire Finance or Yorkshire Group under the Indenture shall reduce by such amount the Trust's obligations to such Holder thereunder in respect of which such amount was paid under the Indenture.

                                   ARTICLE X

                          DISSOLUTION AND LIQUIDATION


          Section 10.01    Dissolution Upon Expiration Date.  The Trust shall
                           --------------------------------
automatically dissolve on _________, 2043 (the "Expiration Date") or earlier pursuant to Section 10.02.

          Section 10.02    Early Termination.  Upon the first to occur of any
                           -----------------
of the following events (such first occurrence, an "Early Termination Event"), the Trust shall be dissolved in accordance with the terms hereof:

          (i) the occurrence of a Bankruptcy Event in respect of Yorkshire Finance, dissolution or liquidation of Yorkshire Finance, or the dissolution of the Trust pursuant to a judicial decree;

          (ii) the delivery of written direction to the Property Trustee by The Control Party at any time to dissolve the Trust (which direction is optional and wholly within the discretion of The Control Party) and to distribute the Junior Subordinated Debentures to Securityholders in liquidation of the Trust as provided in Section 10.04; and

          (iii) the payment at maturity or redemption of all of the Junior Subordinated Debentures and the consequent redemption of all of the Trust Securities.

          Section 10.03    Termination.  The respective obligations and
                           -----------
responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 10.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02, of all amounts or instruments required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

          Section 10.04    Liquidation.
                           -----------

          (a) If any Early Termination Event specified in clause (i) or (ii) of Section 10.02 occurs, the Trust shall be liquidated, and the Property Trustee shall distribute the Junior Subordinated Debentures to the Securityholders as provided in this Section 10.04.

          (b) In connection with a distribution of the Junior Subordinated Debentures, each Holder of Trust Securities shall be entitled to receive, after the satisfaction (whether by payment or reasonable provision for payment) of liabilities to creditors of the Trust (as evidenced by a certificate of the Administrative Trustees), a Like Amount of Junior Subordinated Debentures. Notice of liquidation shall be given by the Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to the Holders thereof as they appear on the Securities Register on the relevant record date which, as long as the trust Securities are represented by Book-Entry Trust Securities Certificates, shall be one Business Day prior to the Liquidation Date or, in the event that the Trust Securities are not so represented, such relevant record date shall be the close of business on the fifteenth calendar day prior to the Liquidation Date. All notices of liquidation shall:

          (i)    state the Liquidation Date;

          (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures; and

          (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debentures as the Administrative Trustees or the Property Trustee shall deem appropriate.

          (c) In order to effect the liquidation of the Trust and distribution of the Junior Subordinated Debentures to Securityholders, the Property Trustee shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debentures in exchange for the Outstanding Trust Securities Certificates.

          (d) After the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding and the Guarantee will be discharged, (ii) certificates representing a Like Amount of Junior Subordinated Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures, accruing interest at the rate provided for in the Junior Subordinated Debentures from the last Distribution Date on which a Distribution was made on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Junior Subordinated Debentures) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Junior Subordinated Debentures upon surrender of Trust Securities Certificates.

          (e) Yorkshire Group will use its reasonable efforts to cause the Junior Subordinated Debentures that are distributed in exchange for the Trust Securities to be listed on such securities exchange as the Trust Securities are then listed. The Clearing Agency, as the record holder of the Trust Securities, will receive global book-entry interests representing a 100% beneficial interest in the Junior Subordinated Debentures to be delivered upon such distribution, or, if any Trust Securities are not held by the Clearing Agency, the certificates representing the Trust Securities will be deemed to represent book-entry interests representing the Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of such Trust Securities, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on the trust Securities until such certificates are presented to Yorkshire Finance or its agent for transfer or reissuance.

          Section 10.05    Bankruptcy.  If an Early Termination Event specified
                           ----------
in clause (i) of Section 10.02 has occurred, the Trust shall be dissolved and liquidated. The Property Trustee shall distribute a Like Amount of the Junior Subordinated Debentures to the Securityholders as provided in Section 10.04, unless such distribution is determined by the Administrative Trustees not to be practical, in which event the Holders will be entitled to receive, out of the assets of the Trust available for distribution to Securityholders after satisfaction of liabilities to creditors, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a pro rata basis in proportion to the full Liquidated Distribution for which the Trust Securities would be entitled.

                                   ARTICLE XI


                            MISCELLANEOUS PROVISIONS

          Section 11.01    Expense Agreement.  The US Affiliates,
                           -----------------
contemporaneously with the execution and delivery of this Trust Agreement, shall execute and deliver the Expense Agreement.

          Section 11.02    Limitation of Rights of Securityholders.  The death,
                           ---------------------------------------
incapacity, dissolution, bankruptcy or termination of any Person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor dissolve, terminate or annul the Trust (other than as contemplated by Section 10.02), nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in and for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Section 11.03    Amendment.
                           ---------

          (a) This Trust Agreement may be amended from time to time by the Trustees, the Control Party and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement that shall not be inconsistent with the other provisions of this Trust Agreement; (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that (A) the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding, (B) the Trust will fall within the provisions of Section 60 and will not be classified as a company, in either case, for purposes of United Kingdom tax law or (C) neither the Trust, Yorkshire Group nor Yorkshire Finance will be required to register as an "investment company" under the Investment Company Act; or (iii) to effect the acceptance of appointment by a successor Property Trustee provided, however, that, except in the case of clause (ii), such action shall not adversely affect in any material respect the interests of any Securityholder, and, in the case of clause (i), any such amendment of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

          (b) Except as provided in Section 11.03(c) hereof, any provision in this Trust Agreement may be amended by the Trust or the Trustees with (i) the consent of Trust Securityholders representing not less than 66-2/3% in aggregate Liquidation Amount of the Trust Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not (A) affect the Trust's status as a grantor trust for United States federal income tax purposes, (B) affect the Trust's or Yorkshire Finance's exemption from the Investment Company Act or (C) cause the Trust to be treated as a company or as a trust which does not fall within the provisions of Section 60, in either case, for purposes of United Kingdom tax law.

          (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 7.03 or 7.06 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date or (iii) change the consent required pursuant to this Section 11.03.

          (d) Notwithstanding any other provisions of this Trust Agreement, the Trustees shall not enter into or consent to any amendment or modification to this Trust Agreement which would cause (i) the Trust to be classified as other than a grantor trust for United States federal income tax purposes, (ii) the Trust to be classified as a company or as a trust which does not fall within the provisions of Section 60, in either case, for purposes of United Kingdom tax law or (iii) the Trust, Yorkshire Finance or Yorkshire

Group to be required to register as an "investment company" under the Investment Company Act.

          (e) Without the consent of the Depositor or the Control Party, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or the Control Party, respectively. In executing any amendment permitted by this Trust Agreement, the Trustees shall be entitled to receive, and (subject to Section 9.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement. Any Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties, immunities or liabilities under this Trust Agreement or otherwise.

          (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor and the Control Party a copy of such amendment.

          Section 11.04    Separability.  In case any provision in this Trust
                           ------------
Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 11.05    Governing Law.  THIS TRUST AGREEMENT AND THE RIGHTS
                           -------------
AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST, THE DEPOSITOR, THE CONTROL PARTY AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES AND THE CONTROL CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

          Section 11.06    Successors.  This Trust Agreement shall be binding
                           ----------
upon and shall inure to the benefit of any successor to both the Trust and the Trustees, including any successor by operation of law.

          Section 11.07    Headings.  The Article and Section headings are for
                           --------
convenience only and shall not affect the construction of this Trust Agreement.

          Section 11.08    Notice and Demand.  Any notice, demand or other
                           -----------------
communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder, the Control Party, or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Trust Securityholder, to such Trust Securityholder as such Securityholder's name and address appear on the Securities Register, (ii) in the case of the Control Party, to Yorkshire Power Group Limited, c/o AEP Resources, Inc., 1 Riverside Plaza, Columbus, Ohio 43215, and (iii) in the case of the Depositor, to AEP Resources, Inc., 1 Riverside Plaza, Columbus, Ohio 43215. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

          Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust or the Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (i) with respect to the Property Trustee and the Delaware Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286; and (ii) with respect to the Administrative Trustees, to them at the address above for notices to the Control Party, marked Attention:
Administrative Trustees of Yorkshire Capital Trust I c/o Secretary. Such notice, demand or other communication to or upon the Trust or the Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the applicable Trustee.

          Section 11.09    Agreement Not to Petition.  Each of the Trustees,
                           -------------------------
the Control Party and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article X, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor or the Control Party takes action in violation of this Section 11.09, the Property Trustee agrees, for the benefit of Securityholders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor or the Control Party against the Trust or the commencement of such action and raise the defense that the Depositor or the Control Party has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustees or the Trust may assert. The provisions of this Section 11.09 shall survive the termination of this Trust Agreement.

          Section 11.10    Conflict with Trust Indenture Act.
                           ---------------------------------

          (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trustee Agreement and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

          (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE SUBORDINATED INDENTURE AND THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

          Section 11.11    Agreed Upon Tax Treatment.  The Trust and, by
                           --------------------------
acceptance of a beneficial interest in a Trust Security, the Securityholders agree to treat the Junior Subordinated Debentures as indebtedness of Yorkshire Finance for all United States federal income tax purposes.

          IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement or have caused this Trust Agreement to be executed on their behalf, all as of the day and year first above written.

                              YORKSHIRE POWER GROUP LIMITED,
                                    as Control Party

                              By:
                                  -------------------------------
                              Title:
                                     ----------------------------

                              AEP RESOURCES, INC.,
                                    as Depositor

                              By:
                                  -------------------------------
                              Title:
                                     ----------------------------


                              THE BANK OF NEW YORK,
                                    as Property Trustee

                              By:
                                  -------------------------------
                              Title:
                                     ----------------------------


                              THE BANK OF NEW YORK (DELAWARE),
                                    as Delaware Trustee

                              By:
                                  -------------------------------
                              Title:
                                     ----------------------------

________________________________     ___________________________________
 Jeffrey D. Cross,                    Stephan T. Haynes,
 as Administrative Trustee            as Administrative Trustee

________________________________     ___________________________________
 Brian P. Jackson,                    Teresa S. Madden,
 as Administrative Trustee            as Administrative Trustee

                                                                       EXHIBIT A

 THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST AGREEMENT
                               REFERRED TO HEREIN

                              Control Certificate

                                       of

                           Yorkshire Capital Trust I

          With respect to Yorkshire Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), by the execution of that certain Trust Agreement, dated as of February 1, 1998, as the same may be amended and restated from time to time (the "Trust Agreement") among AEP Resources, Inc., as Depositor, Stephan T. Haynes, as Administrative Trustee, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee, the Depositor hereby issues this Control Certificate to YORKSHIRE POWER GROUP LIMITED, a private limited company incorporated under the laws of England and Wales. The designations, rights, privileges, restrictions, preferences of the holder of this Control Certificate and other terms and provisions of the Control Certificate are set forth in, and shall in all respects be subject to the terms and provisions of, the Trust Agreement. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

          Upon receipt of this Control Certificate, the holder hereof is bound by the Trust Agreement and is entitled to the benefits thereunder. Receipt of this Control Certificate will not bestow on the holder hereof any economic or financial interest or obligation with respect to the Trust.

          IN WITNESS WHEREOF, the Depositor of the Trust has executed this Control Certificate this ____ day of ________, 19__.

                           AEP RESOURCES, INC.,
                            as Depositor

                           By:  ____________________________________
                                Title:

AGREED AND ACCEPTED:

Yorkshire Power Group Limited,
  as holder of the Control Certificate


By:_____________________________

Title:__________________________


                              EXHIBIT A - PAGE 1

                                                                       EXHIBIT B

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

          THIS AGREEMENT AS TO EXPENSES AND LIABILITIES (this "Agreement") is made as of May 1, 1998, among AEP Resources, Inc., an Ohio Company ("AEP"), and New Century International, Inc., a Delaware Company ("NCI" and together with AEP, the "U.S. Affiliates"), and Yorkshire Capital Trust I, a Delaware business trust (the "Trust").

          WHEREAS, the Trust intends to Purchase Junior Subordinated Debentures from Yorkshire Power Finance Limited, a company with limited liability incorporated under the laws of the Cayman Islands and an indirect, wholly-owned subsidiary of the U.S. Affiliates, and to issue and sell Yorkshire Capital Trust I ___% Trust Securities (the "Trust Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of May 1, 1998 as the same may be amended from time to time (the "Trust Agreement"); and

          WHEREAS, Yorkshire Power Group Limited, a private limited company incorporated under the laws of England and Wales and a wholly-owned subsidiary of the U.S. Affiliates ("Yorkshire Group") is the guarantor of the Junior Subordinated Debentures.

          NOW, THEREFORE, in consideration of the purchase by each holder of the Trust Securities, which purchase the U.S. Affiliates hereby agree shall benefit the U.S. Affiliates and which purchase the U.S. Affiliates acknowledge will be made in reliance upon the execution and delivery of this Agreement, the U.S. Affiliates and the Trust hereby agree as follows:

                                   ARTICLE I

          Section 1.01.  Guarantee by the U.S. Affiliates.  Subject to the terms
                         --------------------------------
and conditions hereof, the U.S. Affiliates hereby irrevocably and unconditionally guarantee to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Trust Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Trust Securities or such other similar interests, as the case may be. Further, the term "Obligations" includes, but is not limited to, certain expenses which are described under Sections 2.03, 2.07(A), 2.07(B), 2.07(D), 4.04, 7.01(b), 7.01(c) and 9.06 of the
Trust Agreement and Section 3.03 of the Guarantee (as defined in the Trust Agreement). This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have

                               EXHIBIT B - PAGE 1
received notice hereof. The U.S. Affiliates shall make no claim upon the Trust Property (as defined in the Trust Agreement) for the payment of Obligations.

          Section 1.02.  Term of Agreement.  This Agreement shall terminate and
                         -----------------
be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Trust Securities or any Beneficiary must restore payment of any sums paid under the Trust Securities, under any Obligation, under the Trust Securities Guarantee Agreement dated the date hereof by Yorkshire Group and The Bank of New York, as guarantee trustee, or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

          Section 1.03.  Waiver of Notice.  The U.S. Affiliates hereby waive
                         ----------------
notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the U.S. Affiliates hereby waive presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

          Section 1.04.  No Impairment.  The obligations, covenants, agreements
                         -------------
and duties of the U.S. Affiliates under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

          (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

          (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the U.S. Affiliates with respect to the happening of any of the foregoing.

          Section 1.05.  Enforcement.  A Beneficiary may enforce this Agreement
                         -----------
directly against the U.S. Affiliates and the U.S. Affiliates waive any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the U.S. Affiliates.

                                   ARTICLE II

          Section 2.01.  Binding Effect.  All guarantees and agreements
                         --------------
contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the U.S. Affiliates and shall inure to the benefit of the Beneficiaries.

          Section 2.02.  Amendment.  So long as there remains any Beneficiary or
                         ---------
any Trust Securities of any series are Outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Trust Securities.

          Section 2.03.  Apportionment of Obligations.  AEP and NCI shall each
                         ----------------------------
be liable for 50% of the Obligations which are incurred by the Trust. The Trust shall promptly submit copies of all invoices received to both AEP and NCI at their respective addresses listed in Section 2.04 herein.

          Section 2.04.  Notices.  Any notice, request or other communication
                         -------
required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to-wit:

          Yorkshire Capital Trust I:
          c/o The Bank of New York
          101 Barclay Street
          New York, New York 10286
          Facsimile No.: (212)
          Attention:


          The U.S. Affiliates:
          c/o AEP Resources, Inc.
          1 Riverside Plaza
          Columbus, Ohio 43215
          Facsimile No.: (614) 223-2499
          Attention:

               and

          New Century International, Inc.
          1225 Seventeenth Street
          Denver, Colorado 80502
          Facsimile No.: (303) 294-8815
          Attention:

          Section 2.05. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          THIS AGREEMENT is executed as of the date and year first above written.


                              AEP RESOURCES, INC.


                              By:
                                  ----------------------------
                              Title:
                                     -------------------------

                              NEW CENTURY INTERNATIONAL, INC.


                              By:
                                  ----------------------------
                              Title:
                                     -------------------------


                              YORKSHIRE CAPITAL TRUST I


                              By:
                                  ----------------------------

                                  -------------------------, as
                                  Administrative Trustee

                                                                       EXHIBIT C


          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Yorkshire Capital Trust I or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

        Certificate Number                           Number of Trust Securities
                                                                    _________
             P-1                                     CUSIP NO. ____________


                    Certificate Evidencing Trust Securities

                                      of

                           Yorkshire Capital Trust I

                             ___% Trust Securities
                  (Liquidation Amount $25 Per Trust Security)

          Yorkshire Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of _______ MILLION (_______) Trust Securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated Yorkshire Capital Trust I ___% Trust Securities (liquidation amount $25 per Trust Security) (the "Trust Securities"). The Trust Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Securities are set forth in, and this certificate and the Trust Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of May 1, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Trust Securities as set forth therein. The holder of this certificate is entitled to the benefits of a guarantee by Yorkshire Power Group Limited, a private limited company incorporated under the laws of England and Wales ("Yorkshire Group") pursuant to a Trust Securities Guarantee Agreement between Yorkshire Group and the Bank of New York, as guarantee trustee, dated as of May 1, 1998, as the same may be amended from time to time (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business.

                               EXHIBIT C - PAGE 1

          Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

          IN WITNESS WHEREOF, the Administrative Trustees of the Trust have executed this certificate this ____ day of _____________, 19__.


                                        YORKSHIRE CAPITAL TRUST I


                              By:

                                    -----------------------------------
                                    as Administrative Trustee




                         CERTIFICATE OF AUTHENTICATION

This is one of the Trust Securities referred to in the within-mentioned Trust Agreement.


                              -----------------------------------------
                              as Property Trustee

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Security to:

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(Insert assignee's social security or tax identification number)

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(Insert address and zip code of assignee)
and irrevocably appoints

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agent to transfer this Trust Securities Certificate on the books of the Trust.
The agent may substitute another to act for him or her.

Date:
                -----------------------------
Signature:
                -----------------------------

(Sign exactly as your name appears on the other side of this Trust Securities Certificate)

                                      C-3